                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 16, 2001



                          LONE STAR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                      1-12881                 75-2085454
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                           15660 North Dallas Parkway
                                    Suite 500
                               Dallas, Texas 75248
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 770-6401


                                 Not applicable
              (former name, former address and former fiscal year,
                         if changed since last report)
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ITEM 5. OTHER EVENTS.

     On April 16, 2001, Lone Star Technologies, Inc. ("Lone Star") announced its earnings for the first quarter 2001 which ended on March 31, 2001 in a press release (the "Press Release").

     The foregoing is qualified by reference to the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of businesses being acquired.

     Not applicable.

     (b)  Pro forma financial information.

     Not applicable.

     (c)  Exhibits

     99.1 Press release dated April 16, 2001, announcing Lone Star's earnings for the first quarter 2001 which ended on March 31, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LONE STAR TECHNOLOGIES, INC.



Date: April 17, 2001              By: /s/ Charles J. Keszler
                                      ----------------------------
                                      Charles J. Keszler
                                      Vice President and Chief Financial Officer



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                                INDEX TO EXHIBITS

 Item
Number    Exhibit
------    -------
 99.1     Press release dated April 16, 2001, announcing Lone Star's earnings for the first quarter 2001 which ended on March 31, 2001.


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